MEMBERS LIFE INSURANCE COMPANY

MEMBERS® HORIZON VARIABLE ANNUITY

SUPPLEMENT DATED MAY 29, 2020 TO

MEMBERS® HORIZON II VARIABLE ANNUITY

PROSPECTUS DATED MAY 1, 2020

This supplement updates the prospectus for the variable annuity contract listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

As of April 30, 2020 (the “liquidation date”), the BNY Mellon Variable Investment Fund Quality Bond Portfolio (the “Fund”) is no longer an investment option under your Contract. All Contract Value remaining in the Subaccounts investing in the Fund (the “BNY Mellon Subaccount”) on the Liquidation Date was transferred automatically to the Goldman Sachs VIT Government Money Market Fund (the “Goldman Sachs Money Market Subaccount”). Any automatic rebalancing, instead was transferred to the Goldman Sachs Money Market Subaccount. For example, if your Variable Subaccount Allocation included the BNY Mellon Subaccount, as of the Liquidation Date, your Goldman Sachs Money Market Subaccount allocation was increased by the current allocation to the BNY Mellon Subaccount and rebalancing will occur based on the new allocation levels.

If you had Contract Value invested in the BNY Mellon Subaccount on the Liquidation Date and it was automatically transferred into the Goldman Sachs Money Market Subaccount, you may transfer from the Goldman Sachs Money Market Subaccount to any other Subaccount (as permitted by your Contract) for 60 days after the Liquidation Date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Goldman Sachs Money Market Subaccount may become extremely low and possibly negative. There is no assurance that the Goldman Sachs VIT Government Money Market Fund will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Goldman Sachs VIT Government Money Market Fund or for any other fund in which the Variable Account invests, or if you have any questions regarding the Fund liquidation, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.